SUPPLEMENT TO THE PROSPECTUSES
OF
THE EVERGREEN SHORT AND INTERMEDIATE TERM BOND
FUNDS



I.      Evergreen Intermediate Term Government Securities Fund

Proposed Fund Reorganization

        On March 12, 1999, the Board of Trustees of Evergreen Intermediate Term Government Securities Fund ("Intermediate") approved a proposal to reorganize Intermediate into Evergreen U.S Government Fund ("U.S. Government"). If the shareholders of Intermediate approve the proposal, all of the assets of Intermediate will be transferred to U.S. Government and shareholders of Intermediate will receive shares of U.S. Government in exchange for their shares. Shareholders of Intermediate as of May 5, 1999 are scheduled to vote on the proposal at a special meeting of shareholders to be held on July 23, 1999. If approved, the reorganization is proposed to take place on July 30, 1999. Shareholders of Intermediate will be mailed information detailing the proposal on or about June 2, 1999.



April 1, 1999




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